MuniInsured
Fund, Inc.









FUND LOGO







Annual Report

September 30, 1996



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank & Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol
MIF











This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MuniInsured Fund, Inc.



DEAR SHAREHOLDER

During the six-month period ended September 30, 1996, MuniInsured Fund, Inc. earned $0.253 per share income dividends, representing a net annualized yield of 5.17%, based on a month-end net asset value of $9.77 per share. Over the same period, the Fund's total investment return was +3.38%, based on a change in per share net asset value from $9.73 to $9.77, and assuming reinvestment of $0.254 per share income dividends.

For the year ended September 30, 1996, the Fund earned $0.505 per share income dividends, representing a net annualized yield of 5.17%, based on a month-end net asset value of $9.77 per share. Over the same period, the Fund's total investment return was +7.34%, based on a change in per share net asset value from $9.64 to $9.77, and assuming reinvestment of $0.506 per share income dividends.


The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended September 30, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 15 basis points (0.15%) to end the period at approximately 6.00%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields fluctuating by as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period, rising over 25 basis points to end the period at 6.92%. Over the last six months, tax-exempt bond yields moderately declined while US Treasury bond yields rose. This relative outperformance by the muni-cipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose these financings became increasingly economically impractical and issuance declined. Over the last six months less than $90 billion in long-term tax-exempt securities were underwritten, an increase of 9% versus the comparable period a year earlier. Only $36 billion in tax-exempt securities were issued during the last three months, a 3% decline in issuance compared to the September 30, 1995 quarter.

At the same time investor demand remained consistently strong. With nominal new-issue yields above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-coupon bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds declined. This combination of a declining net supply and significant amounts of new assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.


Portfolio Strategy
Our portfolio strategy changed markedly over the course of the fiscal year ended September 30, 1996. As we entered the last half of the fiscal year we anticipated that municipal bond yields would continue to decline because of below-trend growth in the economy. Therefore, we concentrated on seeking to enhance the total return potential of the Fund by buying high-quality performance-oriented bonds. However, as indications of stronger economic growth were released, particularly the strong employment report, fears of inflationary pressures mounted and municipal bond yields rose in response. We subsequently adopted a more defensive portfolio strategy by adding higher-coupon issues and selling lower-coupon bonds. We also raised the cash reserve level of the Fund in order to seek to protect principal. Recent economic data indicated some moderation of growth and few inflationary pressures. Therefore, we reduced our cash level and modestly increased the average portfolio maturity of the Fund. This investment strategy benefited the Fund's total returns for the fiscal year ended September 30, 1996. The Fund also provided attractive yields for its shareholders for the 12 months ended September 30, 1996.

Looking ahead, we expect the municipal market to continue to experience volatility within a narrow trading range. Therefore, our investment strategy will be cautious. We intend to continue to stress buying current coupon securities during periods of market weakness.


In Conclusion
We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(William R. Bock)
William R. Bock
Portfolio Manager





November 4, 1996




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s port-folio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                             Issue                                     (Note 1a)
Alaska--3.9%     AAA      Aaa     $ 2,000  Alaska State Housing Finance Corporation, Refunding, Series A,
                                           5.875% due 12/01/2024 (b)(h)                                          $ 1,982
                 AAA      Aaa       1,000  Ketchikan, Alaska, Municipal Utility Revenue Bonds, Series R,
                                           6.65% due 12/01/2012 (e)                                                1,091

California       AAA      Aaa       1,405  California Educational Facilities Authority Revenue Bonds
--17.5%                                    (Loyola Marymount University), Series 1996, 5.90% due
                                           10/01/2021 (b)                                                          1,415
                 AAA      Aaa       1,500  California HFA, Home Mortgage Revenue Bonds, Series F,
                                           6% due 8/01/2017 (b)                                                    1,514
                 AAA      Aaa       2,670  California State, Variable Purpose Bonds, 5.90% due 3/01/2025 (a)       2,693
                 AAA      Aaa       1,500  Los Angeles, California, Wastewater System Revenue Refunding
                                           Bonds, Series A, 5.80% due 6/01/2021 (b)                                1,500
                 AAA      Aaa       2,000  Los Angeles County, California, Metropolitan Transportation
                                           Authority, Sales Tax Revenue Refunding Bonds (Property A-
                                           Second Tier), 6% due 7/01/2026 (b)                                      2,028
                 AAA      Aaa       1,620  Los Angeles County, California, Public Works Financing
                                           Authority, Lease Revenue Refunding Bonds, Series A, 5.25%
                                           due 9/01/2014 (b)                                                       1,553
                 AAA      Aaa       1,000  San Francisco, California, Bay Area Rapid Transit District,
                                           Sales Tax Revenue Bonds, 5.50% due 7/01/2020 (d)                          971
                 AAA      Aaa       2,000  San Francisco, California, City and County Public Safety
                                           Improvement Projects, UT, Series B, 6.30% due 6/15/2014 (d)             2,103

Colorado--2.7%   AA       Aa        1,000  Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                           6.10% due 11/15/2024                                                    1,027
                 A1       VMIG1++   1,100  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                           VRDN, 3.90% due 5/01/2013 (a)(c)                                        1,100

Connecticut      AAA      Aaa       1,350  Connecticut State Health and Educational Facilities Authority
--2.9%                                     Revenue Bonds (Veteran Memorial Medical Center), Series A,
                                           5.375% due 7/01/2013 (b)                                                1,300
                 AA       Aa        1,000  Connecticut State, HFA (Housing Mortgage Finance Program),
                                           AMT, Series A, Sub-Series A-2, 6.45% due 5/15/2022                      1,013

Florida--1.2%    AAA      Aaa       1,000  Florida State Board of Education, Capital Outlay (Public
                                           Education), Series F, 5.50% due 6/01/2026 (d)                             970

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                             Issue                                     (Note 1a)
Illinois         AAA      Aaa     $ 2,605  Chicago, Illinois, Board of Education (Chicago School Reform),
--18.3%                                    UT, 6% due 12/01/2026 (b)                                             $ 2,641
                 AAA      Aaa       1,000  Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                           6.375% due 1/01/2024 (b)                                                1,053
                 AAA      Aaa       1,000  Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                           Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)                  1,143
                 AA       Aa        1,000  Illinois HDA, Homeowner Mortgage Revenue Bonds,
                                           Sub-Series D-1, 6.40% due 8/01/2017                                     1,020
                 AAA      Aaa       3,000  Illinois Health Facilities Authority Revenue Bonds
                                           (Ingalls Health System Project), 6.25% due 5/15/2024 (b)                3,094
                 AAA      Aaa       2,000  Metropolitan Pier and Exposition Authority, Illinois,
                                           Dedicated State Tax Revenue Refunding Bonds (McCormick Place
                                           Expansion Project), Series A, 5.25% due 6/15/2027 (a)                   1,846
                 AAA      Aaa       1,000  Regional Transportation Authority, Illinois, GO, UT, Series C,
                                           7.75% due 6/01/2020 (d)                                                 1,267
                 AAA      Aaa       2,180  Waukegan, Illinois, GO, UT, Series A, 6.75% due 11/15/2013 (d)          2,369

Indiana--1.4%    A        NR*       1,000  Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                           Program), Series A, 6.75% due 2/01/2017                                 1,097

Kansas--3.5%     AAA      Aaa       2,500  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                           Company Project), 7% due 6/01/2031 (b)                                  2,756

Louisiana--2.0%  AAA      Aaa       1,500  Louisiana State, Refunding, Series A, 6% due 8/01/2001 (d)              1,586

Maine--1.3%      AA-      A1        1,000  Maine State Housing Authority, Mortgage Purchase Revenue
                                           Bonds, AMT, Series C-2, 6.875% due 11/15/2023                           1,035

Maryland--0.5%   NR*      VMIG1++     200  Maryland State Health and Higher Educational Facilities
                                           Authority Revenue Bonds (Pooled Loan Program), VRDN,
                                           Series A, 3.90% due 4/01/2035 (c)                                         200
                 A1+      VMIG1++     200  University of Maryland Revenue Bonds (Equipment Loan
                                           Program), VRDN, Series A, 3.70% due 7/01/2015 (c)                         200

Massachusetts    AAA      Aaa       1,050  Massachusetts Education Loan Authority, Education Loan
--4.0%                                     Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)         1,151
                 AAA      Aaa       1,000  Massachusetts State, Consolidated Loan, Series C, 5.50% due
                                           9/01/2015 (b)                                                             983
                 A+       Aa        1,000  Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                           Series 32, 6.60% due 12/01/2026                                         1,024

Michigan--1.6%   AAA      Aaa       1,250  Chelsea, Michigan, School District, UT, 5.875% due 5/01/2025 (d)        1,256

Mississippi      AAA      Aaa       1,000  Mississippi Development Bank Special Obligation, Revenue
--1.2%                                     Refunding Bonds (Adams County Hospital Project), 5.75% due
                                           7/01/2016 (e)                                                             984

Nevada--2.2%     AAA      Aaa       1,500  Clark County, Nevada, School District, 6.75% due 12/15/2004 (d)(g)      1,696

New Mexico       A1+      P1          400  Farmington, New Mexico, PCR (Arizona Public Service Co.),
--3.4%                                     VRDN, AMT, Series C, 4.10% due 9/01/2024 (c)                              400
                 A1+      P1        2,300  Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN,
                                           3.95% due 12/01/2015 (c)                                                2,300

New York--2.8%   BBB+     Baa1      2,000  New York City, New York, GO, UT, Refunding, Series F,
                                           7.625% due 2/01/2015                                                    2,209

North            A1+      NR*       2,000  Raleigh-Durham, North Carolina, Airport Authority, Special
Carolina--2.5%                             Facility Revenue Refunding Bonds (American Airlines),
                                           VRDN, Series A, 3.95% due 11/01/2015 (c)                                2,000

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                             Issue                                     (Note 1a)
Oregon--1.6%     A-1      VMIG1++ $   200  Medford, Oregon, Hospital Facilities Authority Revenue Bonds
                                           (Gross-Rogue Valley Health Services), VRDN, 4% due
                                           10/01/2016 (c)                                                        $   200
                 AAA      Aaa       1,000  Port of Portland, Oregon, International Airport Revenue Bonds
                                           (Portland International Airport), AMT, Series 11, 5.625% due
                                           9/01/2026 (d)                                                             961
                 A1+      A3          100  Port Saint Helens, Oregon, PCR (Portland General Electric
                                           Company Project), VRDN, AMT, Series A, 4.10% due 8/01/2014 (c)            100

Texas--11.9%     AAA      Aaa       1,150  Brazos River Authority, Texas, Revenue Refunding Bonds
                                           (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)            1,250
                 AAA      Aaa       3,000  Harris County, Texas, Health Facilities Development Corp.,
                                           Hospital Revenue Bonds (Hermann Hospital Project),
                                           6.375% due 10/01/2024 (b)                                               3,154
                 AAA      Aaa       1,000  Houston, Texas, Airport System Revenue Bonds (Sub-Lien),
                                           AMT, Series A, 6.75% due 7/01/2021 (d)                                  1,070
                 A+       A2        1,000  Port Corpus Christi Authority, Texas, Nueces County, PCR
                                           (Hoechst Celanese Corporation Project), AMT, 6.875% due
                                           4/01/2017                                                               1,065
                 AAA      Aaa       3,000  Texas State Turnpike Authority, Dallas North Thruway Revenue
                                           Bonds (President George Bush Turnpike), 5.25% due 1/01/2023 (d)         2,813

Utah--4.7%       AAA      Aaa       3,000  Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                           (IHC Hospitals, Inc.), INFLOS, 9.621% due 5/15/2020 (a)(f)              3,386
                 NR*      P1          300  Salt Lake County, Utah, PCR, Refunding (Service Station
                                           Holdings Project), VRDN, 3.95% due 2/01/2008 (c)                          300

Virginia--2.6%                             Virginia State, HDA, Commonwealth Mortgage:
                 AAA      Aaa       1,000    AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (b)                1,022
                 AA+      Aa1       1,000    Series J, Sub-Series J-2, 6.75% due 7/01/2017                         1,047

Washington       AAA      Aaa       2,275  Tacoma, Washington, Sewer Revenue Bonds, Series B,
--5.8%                                     6.375% due 12/01/2015 (d)                                               2,390
                 AAA      Aaa       2,240  Washington State, COP, 5.80% due 10/01/2015 (a)                         2,217

West Virginia    AAA      Aaa       1,500  Harrison County, West Virginia, Commonwealth Solid Waste
--2.1%                                     Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                           6.75% due 8/01/2024 (a)                                                 1,637

Wisconsin--1.5%  AAA      Aaa       1,120  Wisconsin Public Power Inc., Power Supply System Revenue
                                           Bonds, Series A, 6% due 7/01/2015 (b)                                   1,150

Total Investments (Cost--$77,895)--103.1%                                                                         81,332

Liabilities in Excess of Other Assets--(3.1%)                                                                     (2,416)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $78,916
                                                                                                                 =======

(a)AMBAC Insured.
(b)MBIA Insured.
(c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1996.
(d)FGIC Insured.
(e)FSA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1996.
(g)Prerefunded.
(h)FNMA/GNMA Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of September 30, 1996
Assets:             Investments, at value (identified cost--$77,894,667) (Note 1a)                         $  81,331,436
                    Cash                                                                                       1,069,919
                    Receivables:
                      Interest                                                            $   1,298,041
                      Securities sold                                                           100,000        1,398,041
                                                                                          -------------
                    Prepaid expenses and other assets                                                             27,008
                                                                                                           -------------
                    Total assets                                                                              83,826,404
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    4,734,197
                      Dividends to shareholders (Note 1e)                                        71,403
                      Investment adviser (Note 2)                                                33,095        4,838,695
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        71,936
                                                                                                           -------------
                    Total liabilities                                                                          4,910,631
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  78,915,773
                                                                                                           =============

Capital:            Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                    8,079,388 shares issued and outstanding (Note 4)                                       $     807,939
                    Paid-in capital in excess of par                                                          74,515,276
                    Undistributed investment income--net                                                         334,884
                    Accumulated realized capital losses on investments--net                                     (179,095)
                    Unrealized appreciation on investments--net                                                3,436,769
                                                                                                           -------------
                    Total capital--Equivalent to $9.77 net asset value per share of Common
                    Stock (market price--$8.75)                                                            $  78,915,773
                                                                                                           =============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended September 30, 1996
Investment Income   Interest and amortization of premium and discount earned                               $   4,715,156
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                     $     396,075
                    Professional fees                                                            60,695
                    Accounting services (Note 2)                                                 37,475
                    Transfer agent fees                                                          31,941
                    Directors' fees and expenses                                                 28,309
                    Printing and shareholder reports                                             27,541
                    Listing fees                                                                  9,500
                    Pricing fees                                                                  8,691
                    Custodian fees                                                                6,389
                    Other                                                                        14,591
                                                                                          -------------
                    Total expenses                                                                               621,207
                                                                                                           -------------
                    Investment income--net                                                                     4,093,949
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                            711,533
Unrealized          Change in unrealized appreciation on investments--net                                        338,231
Gain on                                                                                                    -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $   5,143,713
(Notes 1b, 1d & 3):                                                                                        =============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                          For the Year Ended Sept. 30,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                $   4,093,949    $   4,211,493
                    Realized gain (loss) on investments--net                                    711,533         (857,534)
                    Change in unrealized appreciation on investments--net                       338,231        3,571,241
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      5,143,713        6,925,200
                                                                                          -------------    -------------

Dividends &         Investment income--net                                                   (4,085,981)      (4,252,163)
Distributions to    Realized gain on investments--net                                                --       (1,526,541)
Shareholders        In excess of realized gain on investments--net                                   --          (32,875)
(Note 1e):                                                                                -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,085,981)      (5,811,579)
                                                                                          -------------    -------------
Common Stock        Net increase in net assets derived from shares issued to
Transactions        shareholders in reinvestment of dividends and distributions                      --           82,453
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase in net assets                                              1,057,732        1,196,074
                    Beginning of year                                                        77,858,041       76,661,967
                                                                                          -------------    -------------
                    End of year*                                                          $  78,915,773    $  77,858,041
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $     334,884    $     326,916
                                                                                          =============    =============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                                  1996      1995     1994       1993       1992
Per Share           Net asset value, beginning of year                 $  9.64    $  9.50   $ 10.72   $  0.26    $ 10.21
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                                 .51        .52       .57       .60        .62
                    Realized and unrealized gain (loss) on
                    investments--net                                       .13        .34      (.99)      .68        .45
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .64        .86      (.42)     1.28       1.07
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                              (.51)      (.53)     (.57)     (.60)      (.62)
                      Realized gain on investments--net                     --       (.19)     (.23)     (.22)      (.40)
                      In excess of realized gain on
                      investments--net                                      --         --**      --        --         --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.51)      (.72)     (.80)     (.82)     (1.02)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of year                       $  9.77    $  9.64   $  9.50   $ 10.72    $ 10.26
                                                                       =======    =======   =======   =======    =======
                    Market price per share, end of year                $  8.75    $  8.75   $  8.75   $10.875    $10.875
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on market price per share                      5.91%      8.46%   (12.93%)    8.27%     20.15%
Return:*                                                               =======    =======   =======   =======    =======
                    Based on net asset value per share                   7.34%     10.06%    (4.10%)   13.12%     11.03%
                                                                       =======    =======   =======   =======    =======

Ratios to Average   Expenses                                              .78%       .79%      .77%      .80%       .85%
Net Assets:                                                            =======    =======   =======   =======    =======
                    Investment income--net                               5.15%      5.55%     5.58%     5.81%      6.17%
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of year (in thousands)             $78,916    $77,858   $76,662   $85,535    $80,737
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  94.61%     83.52%    47.17%    27.89%     84.01%
                                                                       =======    =======   =======   =======    =======

                   *Total investment returns based on market value, which
                    can be significantly greater or lesser than the net asset value, may result in substantially different returns.
                    Total investment returns exclude the effects of sales loads.
                  **Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Municipal bonds for which quotations are not readily available are valued at fair value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

*Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1996 were $70,882,502 and $72,317,939, respectively.

Net realized and unrealized gains (losses) as of September 30, 1996 were as follows:


                                Realized          Unrealized
                             Gains(Losses)           Gains

Long-term investments         $   729,520        $ 3,436,769
Financial futures contracts       (17,987)                --
                              -----------        -----------
Total                         $   711,533        $ 3,436,769
                              ===========        ===========


As of September 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $3,436,769, of which $3,472,878 related to appreciated securities and $36,109 related to depreciated securities. The aggregate cost of investments at September 30, 1996, for Federal income tax purposes was $77,894,667.

4. Common Stock Transactions:
At September 30, 1996, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. For the year ended September 30, 1996, shares issued and outstanding remained constant at 8,079,388. At September 30, 1996, total paid-in capital amounted to $75,323,215.


5. Subsequent Event:
On October 10, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.041449 per share, payable on October 30, 1996 to shareholders of record as of October 21, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 4, 1996
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income dividends paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.